                                    MORTGAGE


THIS MORTGAGE, made the    28th     day of November, nineteen hundred and 95

BETWEEN                    DAVID L. KASSEL AND HARRY GOODMAN
                           d/b/a/ K & G REALTY ASSOCIATES 320 Broad Hollow Road Farmingdale, New York 11735

                                                               , the Mortgagor,
and LONG ISLAND COMMERCIAL BANK, a New York banking corporation, having an office at One Suffolk Square, Islandia, Suffolk County, State of New York



                                                               , the Mortgagee,

WITNESSETH, that to secure payment of an indebtedness in the sum of Six Hundred Ten Thousand and 00/100 ($610,000.00)--------------------------------------
                                                                        dollars
lawful money of the United States, to be paid with interest thereon to be computed from the date hereof, according to a certain bond, note or obligation bearing even date herewith, the Mortgagor hereby mortgages to the Mortgagee

All that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the

              See Schedule A attached hereto and made a part hereof

                                                               page 1 of 6 pages

TOGETHER with all right, title and interest of the Mortgagor in and to the land lying in the streets and roads in front of and adjoining said premises;

TOGETHER with all fixtures, chattels and articles of personal property now and hereafter attached to or used in connection with said premises, including but not limited to furnaces, boilers, oil burners, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, wash-tubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, plants and shrubbery and all other equipment and machinery, appliances, fittings, and fixtures of every kind in or used in the operation of the buildings standing on said premises, together with any and all replacements thereof and additions thereto;

TOGETHER with all awards heretofore and hereafter made to the Mortgagor for taking by eminent domain the whole or any part of said premises or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to the Mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the mortgage debt, notwithstanding the fact that the amount owing thereon may not then be due and payable; and the said Mortgagor hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning said awards to the Mortgagee, free, clear and discharged of any encumbrances of any kind or nature whatsoever.

         AND the Mortgagor covenants with the Mortgagee as follows:

         1. That the Mortgagor will pay the indebtedness as hereinbefore provided.

         2. That the Mortgagor will keep the buildings now erected and hereafter erected on said premises insured as may be required by the Mortgagee from time to time against loss by fire, by flood if the premises are located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of nineteen hundred sixty-eight and other hazards, casualties and contingencies, in such amounts and in such companies and for such periods as the Mortgagee shall require, and upon failure to so insure the Mortgagee may have such insurance written and pay the premium thereon, and the principal sum, together with the amount paid for such insurance, shall at the option of the Mortgagee, immediately become due and payable. That the Mortgagor will give immediate notice by mail to the Mortgagee of any fire, damage or other casualty to the premises or of any conveyance, transfer, or change of ownership of the premises. If the premises covered hereby or any part thereof, shall be damaged by fire or other hazard against which insurance is held as hereinbefore provided, the amounts paid by any insurance company pursuant to the contract of insurance shall, to the extent of the indebtedness then remaining unpaid, be paid to the Mortgagee, and, at its option, may be applied to the debt or released for the repairing or rebuilding of the premises.

         3. That no building on the premises shall be removed, altered or demolished and no fixtures or personal property covered by this mortgage shall be removed or demolished, without the written consent of the Mortgagee. The Mortgagor, for himself, his heirs and all subsequent owners of said premises, covenants and agrees with the Mortgagee and the successors and assigns of the Mortgagee, that he will keep and maintain the mortgaged premises in a good and complete state of repair and will promptly comply with all the requirements of the Federal, State and Municipal governments or of any departments or bureaus thereof having jurisdiction; and in default thereof the Mortgagee may enter premises and make such repairs as may be necessary or for the purpose of complying with any governmental or departmental regulations or requirements and the cost thereof shall be a lien on said premises secured by this mortgage and shall be payable on demand, with interest at the maximum interest rate permitted under law; that neither the value of the mortgaged premises nor the lien of this mortgage will be diminished or impaired in any way by any act or omission of the Mortgagor, his heirs, or by any subsequent owner of said premises, and that he will not do or permit to be done to, in, upon or about said premises or any part thereof, anything that may in any wise substantially impair the value thereof, or substantially weaken, diminish or impair the security of this mortgage.

         4. That the Mortgagor will pay all taxes, assessments, sewer rents, water rates and other governmental or municipal charges, fines or impositions,

for which provision has not been made as hereinbefore stated and in default thereof the Mortgagee may pay the same; and that the Mortgagor will promptly deliver the official receipts therefor to the Mortgagee upon its request.

         5. That the Mortgagor within five days upon request in person or within ten days upon request by mail will furnish a written statement duly acknowledged of the amount due on this mortgage and whether any offsets or defenses exist against the mortgage debt.

         6. That notice and demand or request may be in writing and may be served in person or by mail.

         7. That the Mortgagor warrants the title to the premises.

         8. That the fire insurance policies required by paragraph No. 2 above shall contain the usual extended coverage endorsement; that in addition thereto the Mortgagor, within thirty days after notice and demand, will keep the premises insured against war risk and any other hazard that may reasonably be required by the Mortgagee. All of the provisions of paragraph No. 2 above relating to fire insurance and the provisions of Section 254 of the Real Property Law construing the same shall apply to the additional insurance required by this paragraph.

         9. That in case of a foreclosure sale, said premises, or so much thereof as may be affected by this mortgage, may be sold in one parcel.

         10. That the Mortgagee, its successors or assigns, in any action to foreclose this mortgage, shall be entitled as a matter of right and without regard to the value or the premises above-described or to the solvency of the Mortgagor or of any owner of said premises, upon application to any court having jurisdiction, to the appointment of a receiver of the rents and profits of said premises and of the rental value of the portions, if any, of said premises occupied by the owner at the time being, which is to be fixed and which the owner agrees to pay, without notice to the Mortgagor, his heirs, administrators, successors or assigns; and in such event the said rents and profits and rental value are hereby assigned to the holder of this mortgage as further security for the payment of the said indebtedness.

                                                               page 2 of 6 pages

         11. That the whole of said principal sum and the interest shall become due at the option of the Mortgagee: (a) after failure to exhibit to the Mortgagee, within ten days after demand, receipts showing payment of all taxes, water rates, sewer rents and assessments; or (b) after the actual or threatened alteration, demolition or removal of any building on the premises without the written consent of the Mortgagee; or (c) after the assignment of the rents of the premises or any part thereof without the written consent of the Mortgagee; or (d) if the buildings on said premises are not maintained in reasonably good repair; or (e) after failure to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the premises within three months from the issuance thereof; or
(f) if on application of the Mortgagee two or more fire insurance companies lawfully doing business in the State of New York refuse to issue policies insuring the buildings on the premises; or (g) in the event of the removal, demolition or destruction in whole or in part of any of the fixtures, chattels and articles of personal property at least equal in quality and condition to those replaced, free from security interests or other encumbrances thereon and free from any reservation of title thereto; or (h) after thirty days' notice to the Mortgagor, in the event of the passage of any law deducting form the value of land for the purposes of taxation any lien thereon, or changing in any way the taxation of mortgages or debts secured thereby for state or local purposes; or (i) after default in the payment of any installment of principal or of interest for fifteen days; or (j) after default in the payment of any tax, water rate, sewer rent or assessment for thirty days after notice and demand (An assessment which has been made payable in installments at the application of the Mortgagor or lessee of the premises shall nevertheless, for the purpose of this paragraph, be deemed due and payable in its entirety on the day the first installment becomes due or payable or a lien.); or (k) after default after notice and demand either in assigning and delivering the policies insuring the buildings against loss by fire or in reimbursing the Mortgagee for premiums paid on such insurance, as hereinbefore provided; or (l) after default upon request in furnishing a statement of the amount due on the Mortgagee and whether any offsets or defenses exist against the mortgage debt, as hereinafter provided; or
(m) the Mortgagor shall fail to keep, observe or perform any agreements, covenants or conditions contained in this Mortgage, the Note secured hereby, or other agreement delivered by the Mortgagor, or if any of the following events occurs with respect to any obligor, maker, or guarantor of said indebtedness (each and all of whom, including the undersigned, are included in the term "them" as hereinafter used in this paragraph):

                  (1)  Dissolution (being a partnership or corporation);

                  (2) Insolvency, as defined in the Bankruptcy Code, as amended;

                  (3)  Assignment for the benefit of creditors;

                  (4) Appointment of a committee of any creditors or liquidating agent;

                  (5) Granting a security interest or mortgage in any property mortgaged to the Mortgagee herein;

                  (6) The whole or partial suspension or liquidation or their usual business;

                  (7) Making any misrepresentation to Mortgagee for the purpose of obtaining credit or an extension of credit;

                  (8) Commencement of any proceedings, suit or action (at law, or in equity, or under any of the provisions of any Bankruptcy Code or amendments thereto, or any other insolvency act or law, state or federal, now or hereafter existing) for adjudication as a bankrupt, reorganization, composition, extension, arrangement, wage earners' plan, receivership, liquidation, or dissolution which is not dismissed within 60 days from the date initiated, by or against any of them;

                  (9) Application by any of them for the appointment, or the appointment in any jurisdiction, at law or in equity, of any receiver, conservator, rehabilitator or similar officer or committee of any of them or of the mortgaged property;

                  (10) Issuance of any tax assessment by the United States or any state not discharged within 30 days;

                  (11) Transfer of title;

then, in any of those events, the said indebtedness, although not yet due, shall without notice or demand, forthwith become and be immediately due and payable, notwithstanding any time allowed for the payment of said indebtedness under any instrument evidencing the same, or under any mortgage, security agreement or other agreement executed in connection with the indebtedness.

         12. The Mortgagee may, at its option, upon or at any time after default in the prompt payment of the indebtedness, or any other liability of the undersigned to the Mortgagee, whether due by acceleration as hereinabove provided or otherwise, proceed to enforce payment of the same and exercise any of, or all of the rights and remedies afforded the Mortgagee by applicable law or any document executed in connection with the indebtedness or otherwise.

         13. That the Mortgagor hereby assigns to the Mortgagee the rents, issues and profits of the premises as further security for the payment of said indebtedness, and the Mortgagor grants to the Mortgagee the right to enter upon and to take possession of the premises for the purpose of collecting the same and to let the premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of said indebtedness. This assignment and grant shall continue in effect until this mortgage is paid. The Mortgagee hereby waives the right to enter upon and to take possession of said premises for the purpose of collecting said rents, issues and profits, and the Mortgagor shall be entitled to collect and receive said rents, issues and profits until default under any of the covenants, conditions or agreements contained in this mortgage, and agrees to use such rents, issues and profits in payment of principal and interest becoming due on this mortgage and in payment of taxes, assessments, sewer rents, water rates and carrying charges becoming due against said premises, but such right of the Mortgagor may be revoked by the Mortgagee upon any default, on five days' written notice. The Mortgagor will not, without the written consent of the Mortgagee, receive or collect rent from any tenant of said premises or any part thereof for a period of more than one month in advance, and in the event of any default under this mortgage will pay monthly in advance to the Mortgagee, or to any receiver appointed to collect said rents, issues and profits, the fair and reasonable rental value for the use and occupation of said premises or of such part thereof as may be in the possession of the Mortgagor, and upon default in any such payment will vacate and surrender the possession of said premises to the Mortgagee or to such receiver, and in default page 3 of 6 pages
thereof may be evicted by summary proceedings. Pursuant to Section 291-f the Real Property Law, the Mortgagor, or any subsequent owner shall not amend, cancel, or otherwise modify any lease of said premises or of any part thereof, or make any new lease or lease renewal or extension, or accept prepayments of rent, or assign any rents whether or not under any such lease without the consent in writing of the holder of this mortgage.

         14. If any action or proceeding be commenced (except an action or proceeding to foreclose this mortgage or to collect the debt secured thereby as to which Paragraph 19 hereof shall be applicable), to which action or proceeding the holder of this mortgage is made a party, or in which it becomes necessary to defend or uphold the lien of this mortgage, all sums paid by the holder of this mortgage for the expense of any litigation to prosecute or defend the rights and lien created by this mortgage (including, reasonable counsel fees), shall be paid by the Mortgagor, together with interest thereon at the same rate then applicable to the debt secured hereby and any such sum and the interest thereon shall be lien on said premises, prior to any right, or title to, interest in or claim upon said premises attaching or accruing subsequent to the lien of this mortgage and shall be deemed to be secured by this mortgage and by the note which it secures.

         15. That the Mortgagor will, in compliance with Section 13 of the Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

         16. Mortgagor agrees that neither it nor any guarantor will assert a defense in any action to recover a deficiency judgment following a foreclosure, that the sale price realized at the sale was less than the fair market value.

         17. That in order more fully to protect the security of this mortgage, together with and in addition to the monthly payments of principal and interest payable under the terms of the note secured hereby, the Mortgagor will upon demand pay to the Mortgagee on the 1st day of each month until the said note is fully paid, an installment of the taxes and assessments levied or to be levied against the premises covered by this mortgage. Said installments shall be equal to 1/12th of the annual taxes and assessments as estimated by the Mortgagee. The Mortgagee shall hold such monthly payments in trust to apply the same against such taxes and assessments when due, with the right, however, to the Mortgagee to apply, after default, any sums so received, as hereinafter provided. Such payments and all payments to be made under the note secured hereby shall be added together and the aggregate amount thereof shall be paid by the Mortgagor each month in a single payment, to be applied by the Mortgagee to the following items in the order set forth:

                  1.  Taxes and assessments.
                  2.  Interest on the note secured hereby.

                  3.  Amortization of the principal of said note.

Any deficiency in the amount of any such aggregate monthly payment shall, unless made good by the Mortgagor prior to the due date of the next such payment, constitute a default under this mortgage.

If the total of the payments made by the Mortgagor for taxes and assessments shall exceed the amount of payments actually made by the Mortgagee for taxes and assessments, such excess shall be credited by the Mortgagee on subsequent payments of the same nature to be made by the Mortgagor. If, however, said monthly payments made by the Mortgagor shall not be sufficient to pay taxes and assessments, when the same shall become due and payable, then the Mortgagor shall pay to the Mortgagee any amount necessary to make up the deficiency, on or before the date when payment of such taxes and assessments shall be due. If at any time the Mortgagor shall tender to the Mortgagee in accordance with the provisions of the note secured hereby, full payment of the entire indebtedness represented thereby, the Mortgagee shall credit to the account of the Mortgagor any balance remaining in the funds accumulated by the Mortgagee for the payment of taxes and assessments and refund any excess. If there shall be a default under any of the provisions of this mortgage and an action or proceeding shall be commenced to foreclose this mortgage, the Mortgagee shall be, and hereby is, authorized and empowered to apply, at the time of the commencement of such action or proceeding, or at any time thereafter, the balance then remaining in the funds accumulated for taxes and assessments as a credit against the amount of principal then remaining under said note. The Mortgagee may at its option, terminate the requirement for payment of such tax installments, on notice to the then owner of the mortgaged premises.

         18. That the Mortgagor does hereby agree, that if default be made in the payment of the said indebtedness when due, pursuant to the terms hereof the Mortgagee shall be entitled to receive interest on the entire unpaid principal sum, at the time of such default, at the rate of 20% per annum or at a rate per annum which shall be 4% above the highest rate of interest set forth in the obligation secured by the mortgage, whichever is the greater, to be computed from the due date and until the actual receipt and collection of the entire indebtedness. This charge shall be added to and shall be deemed secured by the mortgage. The within clause, however, shall not be construed as an agreement or privilege to extend the mortgage, nor as a waiver of any other right or remedy accruing to the Mortgagee by reason of any such default. In no event, however, shall the interest on this loan be higher than the highest rate of interest permitted under applicable state or federal law.

         19. That if this mortgage is referred to attorneys for collection or foreclosure, the Mortgagor shall pay all sums, including reasonable attorneys' fees incurred by the Mortgagee and expenses, together with all statutory costs, disbursements and allowances, with or without the institution of an action or proceeding. All such sums with Interest thereon at the rate set forth herein shall be deemed to be secured by the mortgage and collectible out of the mortgaged premises.

         20. In the event that any payment required in the bond, note or obligation secured hereby shall become overdue for a period in excess of ten days, a "late charge" of five cents for every dollar of any installment so overdue may be charged by the Mortgagee for the purpose of defraying the expense of handling such delinquent payment. Failure to pay such "late charge" shall be deemed a default under the terms of this mortgage.

         21. The Mortgagor shall have the privilege of prepaying the principal, in whole or in part, on any installment date without penalty. Partial prepayments must be in multiples of the monthly installment of principal and shall be paid in inverse order of maturity. Interest shall be payable to dates of any such prepayment.

                                                               page 4 of 6 pages

         22. It is expressly understood and agreed that this mortgage shall become due and payable at the option of the Mortgagee. If the Mortgagor shall convey away said mortgaged premises, or any interest therein or if the title thereto shall become vested in any other person or corporation in any manner whatsoever, including without limitation, by operation of law.

         23. Mortgagor agrees to provide Mortgagee with current financial and operating statements covering the operations of the Mortgagor and all guarantors once each year, within 90 days after end of fiscal year, during the term of this mortgage.

         24. If this mortgage is executed by a corporation, that the execution of this mortgage has been duly authorized by the Board of Directors of the Mortgagor.

         25. This mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code with respect to the fixtures and items of personal property referred to in this mortgage, and with respect to all replacements thereof, substitutions therefor or additions thereto (all of such items being sometimes herein referred to as the "Collateral"), and Mortgagor hereby grants Mortgagee a security interest in all such Collateral to secure the payment and performance of the Mortgagor's obligations under the note, this mortgage, and any other documents executed in connection therewith. The Mortgagor hereby authorizes the Mortgagee to file financing and continuation statements with respect to the Collateral without the signature of the Mortgagor whenever lawful; otherwise the Mortgagor agrees to execute such financing and continuation statements as the Mortgagee may request. In the event of a default under the note, this mortgage, or any other documents executed in connection therewith, the Mortgagee may, in addition to all other rights or remedies it may have in such event, exercise any right or remedy with respect to the Collateral which it may have as a Secured Party under the provisions of the Uniform Commercial Code or otherwise, including, without limitation, Section 9-501(4) of the Uniform Commercial Code, and shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of real property, in which event the default provisions of the Uniform Commercial Code shall not apply. The parties agree that in the event the Mortgagee elects to proceed with respect to the Collateral separately from the real property, five (5) days notice of the sale of the Collateral shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Mortgagee shall include, but not be limited to, reasonable attorneys' fees and legal expenses incurred by the

Mortgagee. The Mortgagor agrees that, without the written consent of the Mortgagee, the Mortgagor will not remove or permit to be removed from the mortgaged premises any of the Collateral except either for replacement by items of substantially the same utility and value or temporarily for repair. All replacements, renewals and additions to the Collateral shall be and become immediately subject to the security interest of this mortgage and this agreement and be covered thereby. The Mortgagor shall, from time to time on request of the Mortgagee, deliver to the Mortgagee an inventory of the Collateral in reasonable detail.

         26. This mortgage secures the note executed this date in like amount and all amendments, replacements, substitutions and extensions thereof.

         27. The invalidity or unenforceability of any one or more sentences or sections in this Mortgage shall not affect the validity or enforceability of the remaining portions of this Mortgage.

         28. This mortgage may not be changed, or terminated, or any of its provisions waived orally. The covenants contained in this mortgage shall run with the land and bind the Mortgagor, the heirs, personal representatives, successors and assigns of the Mortgagor and all subsequent owners, encumbrancers, tenants and subtenants of the premises, and shall enure to the benefit of the Mortgagee, the successors and assigns of the Mortgagee and all subsequent holders of this mortgage. The word "Mortgagor" shall be construed as if it read "Mortgagors" and the word "Mortgagee" shall be construed as if it read "Mortgagees" whenever the sense of this mortgage so requires.

         IN WITNESS WHEREOF, this mortgage has been duly executed by the Mortgagor.

WITNESS:
                                 DAVID L. KASSEL AND HARRY GOODMAN
                                 d/b/a K&G REALTY ASSOCIATES


                                 By: /s/ David Kassel                     (L.S.)
                                     -------------------------------------------
                                     David L. Kassel by Harry Goodman
                                     his attorney-in-fact

                                 By:                                      (L.S.)
                                     -------------------------------------------
                                     Harry Goodman



                                                               page 5 of 6 pages

STATE OF NEW YORK, COUNTY OF SUFFOLK   ss:                 STATE OF NEW YORK, COUNTY OF   ss:
On the 28th day of November 1995, before me                On the    day of          19  , before me personally

personally came Harry Goodman                              came

to me known to be the individual described in and who      to me known to be the individual described in and who
executed the foregoing instrument, and acknowledged        executed the foregoing instrument, and acknowledged
that                           executed the same.          that                                executed the same.







STATE OF NEW YORK       )
                            ss.:
COUNTY OF Suffolk       )

On November 28, 1995 before me came Harry Goodman to me known and known to me to be the attorney in fact of David L. Kassel the individual described in, and who by his attorney in fact executed the foregoing instrument, and duly acknowledged before me that he executed the same as the act and deed of David L. Kassel therein described, and for the purposes therein mentioned by virtue of a power of attorney duly executed by David L. Kassel, dated the ____ day of _______________, 1995 and intended to be recorded immediately prior hereto.





               Mortgage                             SECTION         94
                                                    BLOCK            1
                                                    LOT             81.1
TITLE NO.                                           COUNTY OR TOWN       Suffolk
================================================
David L. Kassell and
Harry Goodman
d/b/a K&G Realty Associates

                    TO

        LONG ISLAND COMMERCIAL BANK

                                                   RETURN BY MAIL TO:

                                                 JOHN C. TSUNIS, ESQ.
                                                 801 Motor Parkway
                                                 Hauppauge, NY 11788

                                                               Zip No.








RESERVE THIS SPACE FOR USE OF RECORDING OFFICE


                                                               page 6 of 6 pages




RIDER TO MORTGAGE dated November 28, 1995 between DAVID L. KASSEL AND HARRY
GOODMAN d/b/a K & G REALTY ASSOCIATES, Mortgagor and LONG ISLAND COMMERCIAL BANK
("BANK"), Mortgagee covering premises known as 320 Broad Hollow Road,
Farmingdale, New York

         Anything in any other rider or in the printed mortgage to the contrary notwithstanding, the provisions contained in this rider shall prevail over any other printed or typewritten part of the mortgage.

         29. The entire indebtedness secured hereby shall become due at the option of the Bank upon the existence or creation of any subordinate mortgage lien on the premises, prior written approval of which has not been provided by the Bank.

         30. Anything to the contrary contained herein or in the Note secured hereby notwithstanding, under no circumstances shall the interest rate to be paid hereunder, or under the terms of such Note exceed the maximum lawful interest rate authorized by applicable State and Federal Law. If by the terms of this Mortgage or the Note, Mortgagor is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

         31. In the event that this Mortgage and/or note are signed by individuals, their liability shall be joint and several.

         32. The Mortgagor covenants and agrees that it will furnish to the Mortgagee upon demand complete and accurate information as to Mortgagor's
"original purchase price" (as defined in Section 1440 (5) of the New York Tax
Law) of the Mortgaged Property together with true copies of the supporting documentation for the purpose of determining the amount, if any, of tax ("Gains
Tax") that may be payable pursuant to Article 31-B of the New York Tax Law upon transfer ("Transfer") by reason of a foreclosure of this Mortgage or of any other mortgage, or by a deed in lieu of foreclosure of this Mortgage or any other mortgage. Mortgagor covenants and agrees to deliver to Mortgagee, on demand, a verified statement setting forth all additions to "original purchase price" as so defined, together with true copies of additional supporting documentation.

         In the event of any sale or Transfer of the Mortgaged Property, or any part thereof, including any sale by reason of foreclosure of this Mortgage, Mortgagor shall comply with Article

                                        1


31-B of the New York Tax Law, and within thirty (30) days after the sale or Transfer, furnish Mortgagee with a true and complete copy of the transferor and transferee questionnaires, all supporting documentation, and any affidavits required to be furnished to the taxing authorities or recording officer applicable thereto to estimate and fix the tax, if any, payable by reason of the Transfer and to record the deed evidencing the Transfer.

         Mortgagor agrees to pay any Gains Tax that may hereafter become due and payable with respect to any Transfer or any other sale or transfer of the Mortgaged Property, and in default thereof Mortgagee may pay the same and the amount of such payment shall be added to the indebtedness secured hereby and secured by this Mortgage.

         Mortgagor hereby irrevocably constitutes and appoints Mortgagee as its attorney in fact, coupled with an interest, to prepare and deliver any questionnaire, statement, affidavit or tax return in furtherance of any Transfer. Mortgagee is authorized to utilize the information as to "original purchase price" furnished to it by Mortgagor and any other information that Mortgagee believes to be correct in the preparation of any such questionnaire, statement affidavit or tax return.

         The obligation to pay the taxes referred to herein is a personal obligation to Mortgagor, and shall be binding upon and enforceable against the successors and assigns of Mortgagor with the same force and effect as though each of them had personally executed and delivered this Mortgage.

         In the event Mortgagor fails or refuses to pay a tax payable by Mortgagor after a Transfer by reason of a foreclosure of this Mortgage in accordance with this Article, the amount of the tax and any interest or penalty applicable thereto may, at the sole option of Mortgagee, be paid as an expense of the sale out of the proceeds of the mortgage foreclosure sale.

         These provisions shall survive any Transfer and the delivery of the deed affecting such transfer.

         Nothing contained herein relative to Article 31-B of the Tax Law shall be deemed to grant to Mortgagor any greater rights to sell, assign or otherwise transfer the Mortgaged Property then are expressly provided in this Mortgage.

         33. (a) The Mortgagor represents and warrants that, to the best of Mortgagor knowledge, after due inquiry and investigation, the Mortgaged Property is not now and has not ever been used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with Hazardous Materials (as hereinafter defined), and that no Hazardous

                                        2


Materials have ever been installed, placed, or in any manner dealt with on the Mortgaged Property, and that no owner of the Mortgage Property or any tenant, subtenant, occupant, prior tenant, prior subtenant or prior occupant has received any notice or advice from any governmental agency or any tenant, subtenant or occupant with regard to Hazardous Materials on, from or affecting the Mortgaged Property. The Mortgagor covenants that the Mortgaged Property shall be kept free of Hazardous Materials, and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with Hazardous Materials, and the Mortgagor shall not cause or permit, as a result of any intentional or unintentional act or omission on the part of the Mortgagor or any tenant or subtenant or occupant, the installation of Hazardous Materials in the Mortgaged
Property or onto any other property or suffer the presence of Hazardous
Materials on the Mortgaged Property. The Mortgagor agrees to comply with and ensure compliance by all tenants, subtenants and occupants with all applicable federal, state and local laws, ordinances, rules and regulations. In the event that the Mortgagor receives any notice or advice from any governmental agency, any tenant, subtenant or occupant with regard to Hazardous Materials on, from or affecting the Mortgaged Property, the Mortgagor shall immediately notify the Mortgagee. The Mortgagor shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials, in from or affecting the Mortgaged
Property in accordance with all applicable federal, state and local laws, ordinances, rules, regulations, and policies and to the satisfaction of the Mortgagee. For these purposes, "Hazardous Materials" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as defined by any Federal, State or Local environmental law, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials
Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource
Conservation and Recovery Act, as amended (42 U.S.C. Section 9601, et seq.), and in the regulations adopted and publications promulgated pursuant thereto. These obligations and liabilities of the Mortgagor shall survive any foreclosure involving the Mortgaged Property or the delivery of a deed in lieu of foreclosure.

         (b) The Mortgagor shall protect, indemnify and save harmless the Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorney's fees and expenses), imposed upon or incurred by or asserted against the Mortgagee by reason of (i) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened

                                        3


release of any Hazardous Materials on, from or affecting the Mortgaged Property or any other property; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous
Materials; (iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; or (iv) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of the Mortgagee which are based upon or in any way related to such Hazardous Materials including, without limitation, attorney or consultant fees, investigation and laboratory fees, court costs, and litigation expenses.


         34. The Mortgagor agrees to the full extent permitted by law that in case of a default on its part hereunder, neither the Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage or any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser(s) thereat, and the Mortgagor for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully do so, the benefit of all such laws, and any and al] right to have the assets comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that the Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety. Mortgagor agrees that neither it nor any guarantor will assert a defense in any action to recover a deficiency judgment following a foreclosure that the sales price realized at the sale was less than the fair market value.

         35. The proceeds of any award or claim for damages, direct or consequential, payable to Mortgagor in connection with any condemnation or other taking of all or any part of the Mortgaged Premises, whether of the unit or of the common elements, or for any conveyance in lieu of condemnation, are hereby assigned and shall be paid to Mortgagee. Such proceeds shall be applied by Mortgagee to the sums secured by the Mortgage in the manner provided thereon.

         36. Mortgagor shall not, except after notice to Mortgagee and with Mortgagee's prior written consent, either partition or subdivide the Property.

         37. If the Mortgagor is a partnership, Mortgagor represents and warrants that this agreement has been duly authorized by the partners, and that the Partnership Agreement or applicable law does not require the vote or consent of any limited partners or other persons, or if such vote or consent is required, that the same has been duly obtained.

                                       4


         38. Any failure by Mortgagee to insist upon the strict performance by the Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and the Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon strict performance by the Mortgagor of any and all of the terms and provisions of the agreement to be performed by the Mortgagor. The Mortgagor shall not be relieved of such obligation by reason of the failure of the Mortgagee to take action to foreclose the mortgage or otherwise enforce any of the provisions of the agreement or of any obligations secured by the agreement, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the indebtedness secured by the agreement.

         39. If stamp taxes should be required upon the bond, note or obligation secured by this agreement, then the Mortgagor agrees that it will immediately remit to the Mortgagee the amount of the stamp taxes held to be so due. If
Mortgagor fails to make such payment within ten (10) days after written notice thereof, the Mortgagee is authorized to purchase the necessary stamps and add the cost of same to the next payment due hereunder. Such payment shall be deemed and indebtedness secured by this agreement and shall be collectible in like manner as the principal indebtedness secured by this agreement.

         40. If Mortgagor shall default in the observance or performance of any covenant, agreement or obligation contained in this agreement, in addition to any and all rights herein provided, Mortgagee shall have the option to make any expenditure of money to cure such default and Mortgagor shall pay to Mortgagee, upon demand, such sums so paid by Mortgagee with interest, at the maximum legal rate from time of payment, and the same shall be added to the agreement indebtedness and be secured by this agreement.

         41. At or prior to any transfer of all or any portion of the premises or any interest in the premises, whether or not such transfer is consented to by the Mortgagee and including any sale of the premises upon a foreclosure of this agreement, the Mortgagor shall furnish, or cause to be furnished, to the Mortgagee either an affidavit or such other documentation as shall be required under Section 1445 of the Internal Revenue Code of 1954, as amended (or any successor or substitute stature of the same or similar import), in order to allow any transferee to pay the full amount of the purchase price without holding any portion of the purchase price as required by said Section 1445.

         42. The unpaid principal balance shall, at the option of the Mortgagee, become immediately due and payable in the event of (a) any sale or transfer of the mortgaged premises, and/or (b) any change in the membership of any borrowing or guaranteeing partnership.

                                        5


         43. Annually or within thirty (30) days after requested by the Mortgagee, Mortgagor shall provide Mortgagee with signed copies of the most currently filed income tax returns;

         Annually or within thirty (30) days after requested by the Mortgagee, Mortgagor shall provide Mortgagee with signed personal financial statements of David L. Kassel, Larry Goodman and K & G Realty Associates.

         Within ninety (90) days after fiscal year end date, Mortgagor shall provide Mortgagee with a compiled fiscal year end balance sheet, income statement and statement of changes of financial position; and

         Within sixty (60) days after requested by Mortgagee, Mortgagor will provide Mortgagee with any other financial reports as may be reasonably required by Mortgagee.

         44. In the event of foreclosure of this agreement or other transfer of title to the mortgaged property in extinguishment of the debt secured hereby, all right, title and interest of the Mortgagor in and to any insurance policies then in force shall pass to the Mortgagee.

         45. The Mortgagor hereby grants and conveys to the Mortgagee a security interest in and mortgages to the Mortgagee all fixtures, equipment, accounts receivables, bank accounts, inventory, and any other personal property whether now owned, or hereafter acquired by the Mortgagor or the Mortgagor's successors in interest, including all substitutions thereof now or hereafter attached to or used in connection with the premises herein described.

         46. The mailing of a written notice and demand, by depositing it in a sealed, postpaid envelope, certified mail return receipt requested, addressed to the owner of said property and forwarded to the last address actually furnished to the holder of this agreement, or in default thereof, directed to said land in any post office, station or letterbox, shall be sufficient notice and demand in any case arising under this instrument.

         47. If, after default by the Mortgagor under the terms, covenants, conditions or agreements contained herein, the Mortgagee procures a foreclosure search from the title company, a member of the New York Board of Title
Underwriters, and before the foreclosure is commenced the Mortgagor cured the default, it is hereby agreed that the cost of said search, reasonable legal fees, and any other related costs, will be added to the principal sum then due and owing on the agreement.

         48. Notwithstanding any other provision herein, all payments made hereunder shall be applied first to the payment of interest on the principal balance outstanding hereunder, secondly to sums

                                       6


payable hereunder or under the Note other than interest and principal, and thirdly to principal.

         49. Mortgagor represents that the premises have not been designated as a Superfund Site under the applicable laws.

         50. Mortgagor agrees that the monthly payments of principal, interest, taxes and any other amounts due hereunder shall be automatically charged to its account to De maintained with Long Island Commercial Bank and authorization for such charges is hereby granted.

                               DAVID L. KASSEL AND HARRY GOODMAN
                               d/b/a K&G REALTY ASSOCIATES


                               By: /s/ David Kassel
                                   -----------------------------------
                                    David L. Kassel by Harry Goodman
                                    his attorney-in-fact

                               By: /s/ Harry Goodman
                                   -----------------------------------
                                    Harry Goodman

                                       7



                                   SCHEDULE A


ALL that certain plot, piece or parcel of land, situate, lying and being in the Town of Babylon, County of Suffolk and State of New York, being more particularly bounded and described as follows:

BEGINNING at a point on the westerly side of Broad Hollow Road (NYS Rt. 110) as widened, distant northerly and westerly the following two courses and distances from the corner formed by the intersection of the north side of Main Street
(Broadway) and the westerly side of Broad Hollow Road (NYS Rt. 110);

1) northerly 1919 feet more or less to a point;
2) North 72 degrees, 22', 47" West 29.60 feet to the true point or place of beginning;

RUNNING THENCE from said point of beginning and along the land now or formerly of Karpen Steel Products, Inc. and lands now or formerly of E&L Products, Inc., North 72 degrees, 22', 47" West 299.48 feet to a point and lands now or formerly of Chris and Vincent Fahey;

RUNNING THENCE along said land now or formerly of Chris and Vincent Fahey, North
20 degrees, 17', 53" East a distance of 138.60 feet to a point;

RUNNING THENCE South 72 degrees, 22', 47" East 309.12 feet to a point and the westerly side of Broad Hollow Road (NYS Rt. 110);

RUNNING THENCE along the westerly side of Broad Hollow Road (NYS Rt. 110) the following two courses and distances:

1) along an arc of a curve having a radius of 2200.84 feet and a length of 8.83 feet;

2) along an arc of a curve bearing to the left having a radius of 9059.53 feet and a length of 130.58 feet to the point or place of BEGINNING.


                                   [End Page]



                                  MORTGAGE NOTE
                             (Five Year Adjustable)


$610,000.00                                Date: November 28, 1995

FOR VALUE RECEIVED DAVID L. KASSEL AND HARRY GOODMAN d/b/a K & G REALTY
ASSOCIATES promise(s) to pay to LONG ISLAND COMMERCIAL BANK, a New York banking corporation having its principal office at One Suffolk Square, Islandia, New York (the "Bank"), or order, at One Suffolk Square,
Islandia, New York 11722, or at such other place as may be designated in writing by the holder of this note, the principal sum of SIX HUNDRED TEN
THOUSAND AND 00/100 ($610,000.00) Dollars, together with interest, in installments as follows,

         $6,369.77 on December 28, 1995 and a like sum of $6,369.77 monthly thereafter on the 28th day of each and every month, subject to adjustment as hereinafter set forth, until November 28, 2010, when the balance of said principal together with interest thereon, any other monies owing shall become due and payable. Each of said payments shall be applied FIRST to the payment of interest accrued on the unpaid balance of the principal sum for the monthly period preceding the due date of said installment (or, at the election of the holder hereof, to the date of payment of such installation if the same is not paid on its due date) and SECONDLY, toward the reduction and payment of the principal sum hereof.
The rate at which interest shall be computed shall be 9.5% per annum from the date hereof, subject to adjustment as hereinafter set forth.

        On November 28, 2000 (such date hereinafter referred to as the "First Change Date") and every five years thereafter the annual rate of interest shall be adjusted to a rate which is 1.5% above the Long Island
Commercial Bank "Peg Rate", which interest rate, as adjusted, shall be fixed for a five (5) year term except in the event of default. The Long
Island Commercial Bank Peg Rate is that rate of interest set from time to time and designated as such by the Bank's Corporate Banking Services
Division. On each such Change Date, the monthly payment shall be adjusted to an amount which would be sufficient to repay the principal balance then owing, in substantially equal monthly payments of principal and interest over the remaining term of the loan.

        Interest shall be calculated on the basis of a three hundred sixty five (365) day year for the actual number of days elapsed. In the event of default, interest shall be paid at the highest legal rate until actual receipt by Long Island Commercial Bank of the entire indebtedness.
In no event shall the interest rate exceed the maximum rate allowable under Federal and State law.

        Maker shall have the privilege of prepaying the principal sum herein, in whole or in part, together with interest thereon on any monthly installment date. Partial payments shall be in inverse

                                  [end of page]



order of maturity. There shall be an additional charge of three percent
(3%) of any amount prepaid during the first year of the mortgage term, two percent (2%) of any amount prepaid during the second year of the mortgage term and one percent (1%) of any amount prepaid during the third, fourth and fifth years of the mortgage term. Commencing on the First Change Date, and each and every Change Date thereafter, there shall be an additional charge of three percent (3%) of any amount prepaid during the first year following said Change Date, two percent (2%) of any amount prepaid during the second year following said Change Date and one percent (1%) of any amount prepaid during the third, fourth and fifth years following said Change Date.

        IT IS EXPRESSLY AGREED that the principal sum secured by this note shall become due at the option of the holder thereof on the happening of any default or event by which, under the terms of the mortgage securing this note, said principal sum may or shall become due and payable; also, that all of the covenants, conditions and agreements contained in said mortgage are hereby made part of this instrument. In the event that this note, or the mortgage securing it, is referred to attorneys for collection or foreclosure, and regardless of whether or not an action or proceeding is instituted, the maker shall pay all sums and expenses, including reasonable attorney's fees, incurred by the holder together with all statutory costs, disbursements and allowances.

        Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived. If this mortgage note is executed by two or more makers, their liability shall be joint and several. This note is secured by a mortgage made by the maker to the payee of even date herewith, on property known as and by street number 320 Broad Hollow
Road, Farmingdale, New York, as more particularly described in said mortgage.

        This note may not be changed or terminated orally.

                                    DAVID L. KASSEL AND HARRY GOODMAN
                                    d/b/a K & G REALTY ASSOCIATES


                                    By:     /s/ H Goodman
                                          ----------------------------------
                                          David L. Kassel, by Harry Goodman
                                          his attorney-in-fact


                                    By:     /s/ H Goodman
                                          ----------------------------------
                                                  Harry Goodman

                                        2



[Long Island Commercial Bank]

                              Guaranty of All Liabilities and Security Agreement

                                                     New York, November 28, 1995

                  In consideration of advances, loans, extensions of credit, renewals, acquisitions of notes and other instruments for payment of money and any security documents relative thereto or security agreements or conditional contracts of sale, chattel mortgages, leases and other lien or security instruments, or any interest or participation therein, due or to become due, heretofore, made to or for account of

                             David L. Kassel and Harry Goodman, d/b/a

                             K & G Realty Associates

or any one or more of them jointly and/or severally (each, any and all of whom are hereinafter, for the purposes of this agreement, called "Borrower"), and/or now or hereafter to be made, directly or indirectly, to or for the account of or from Borrower by L.I. COMM. BANK (hereafter called "Bank") and/or the granting to or for the account of Borrower such extensions, forebearances, releases of collateral or other relinquishments of legal rights, and/or extensions of any other financial accommodations or benefits to Borrower, as Bank may deem advisable, the undersigned (each, any and all of whom are hereinafter called
"Guarantor") hereby absolutely and unconditionally guarantees to Bank the prompt payment of claims of every nature and description of Bank against Borrower
(including those arising out of or in any way connected with warranties made by Borrower to Bank in connection with any instrument deposited with or purchased by Bank) and any and every obligation and liability of Borrower to Bank alone or with another or others of whatsoever nature and howsoever evidenced, whether now existing or hereafter incurred, originally contracted with Bank alone or with another or others and now or hereafter owing to or acquired in any manner, in whole or in part, by Bank, or in which bank may acquire a participation, whether contracted by Borrower alone or jointly and/or severally with another or others, whether direct or indirect, absolute or contingent, secured or not secured, matured or not matured. (All of the foregoing are hereinafter individually and collectively called "Obligations").

                  Guarantor does hereby give to Bank a continuing lien for the amount of the obligations and liabilities of Guarantor hereunder, as well as for the payment of any and all other liabilities and obligations of Guarantor to Bank or another or others and claims of every nature and description of Bank against Guarantor, whether now existing or hereafter incurred, originally contracted with Bank and/or with another or others and now or hereafter owing to or acquired in any manner in whole or in part by Bank or in which Bank may acquire a participation, whether contracted by Guarantor alone or jointly and/or severally with another or others, direct or indirect, absolute or contingent, secured or not secured, matured or not matured (all of which are hereafter collectively called "Liabilities"), upon any and all moneys, securities and any and all other property of Guarantor and the proceeds thereof, now or hereafter actually or constructively held or received by or in transit in any manner to or from Bank, its correspondents or agents from or for Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into the possession of Bank in any way, or placed in any safe deposit box leased by Bank to Guarantor, Bank is also given a continuing lien and/or right of set-off for the amount of said Liabilities upon any and all deposits (general or special) and credits of Guarantor with, and any and all claims of Guarantor against, Bank at any time existing and Bank is hereby authorized at any time or times, without prior notice, to apply such deposits or credits, or any part thereof, to such Liabilities and in such amounts as bank may elect, although said Liabilities may be contingent or matured, and whether the collateral security therefor is deemed adequate or not. (All of the foregoing, together with any property, now or hereafter, pledged, assigned, and transferred to or deposited with bank or its agents by or for Guarantor or in which Bank shall otherwise be granted a security interest by or for the Guarantor to secure said
Liabilities are hereinafter individually and collectively called "Collateral
Security").

                  If Guarantor, as registered holder of Collateral Security, shall become entitled to receive or does receive any stock certificate, option or right, whether as an addition to, in substitution of, or in exchange for, such Collateral Security, or otherwise, Guarantor agrees to accept same as Bank's agent and to hold same in trust for Bank, and to forthwith deliver the same to Bank in the exact form received, with Guarantor's indorsement when necessary, to be held by Bank as Collateral Security.

                  Guarantor consents that Obligations or the liability of any other guarantor, surely, indemnitor, endorser, or any other party for or upon said Obligations or said Collateral Security may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, settled or released by Bank, and that any Collateral Security or lines for said Obligations may, from time to time, in whole or in part, be exchanged, sold, released, surrendered or otherwise dealt with by Bank, and that Bank may refuse payment, in whole or in part, from a NY party to Obligations, all without any notice to, or further assent by, or any reservation of rights against, Guarantor and without in any way affecting or releasing the liability of Guarantor hereunder.

                  Bank shall not be liable for failure to collect or realize upon Obligations or upon Collateral Security, or any part thereof, or for any delay in so doing, nor shall bank be under any obligation to take any action whatsoever with regard thereto. Bank shall use reasonable care in the custody and preservation of Collateral Security in its possession but need not take any steps to preserve rights against prior parties or to keep Collateral and Security indentifiable. Bank shall have no obligation to comply with any recording, rerecording, filing, refiling or other legal requirement necessary to establish or maintain the validity, priority or enforceability of, or Bank's rights in and to, Collateral Security, or any part thereof. Bank or its nominee may exercise any right of Guarantor with respect to any Collateral Security. In any statutory or non-statutory proceeding, affecting Guarantor or Collateral
Security, Bank or its nominee may, whether or not a default exists and regardless of the amount of Obligations or Liabilities, file a proof of claim for the full amount of such obligations or liabilities and vote such claim for the full amount thereof: (a) for or against any proposal or resolution; (b) for a Trustee or Trustees or for a Committee of Creditors; (c) for the acceptance or rejection of any proposed arrangement, plan of reorganization, wage earners'

plan, composition or extension, and Bank or its nominee may receive any payment or distribution and give acquittance therefor any may exchange or release
Collateral Security. Any and all stocks, bonds or other securities held by Bank hereunder may, without notice, and whether or not a default exists, be registered in the name of Bank or its nominee without disclosing that Bank is a pledgee; Bank (whether or not a default exists and regardless of the amount of Obligations or Liabilities) or such nominee may, without notice, exercise all voting and corporate rights at any meeting of any corporation issuing such stocks, bonds or other securities, and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to such stocks, bonds or other securities as if the absolute owner thereof, including without limitation, the right to exchange, at its discretion, any and all of such stocks, bonds or other securities for other stocks, bonds, securities or any other property upon the merger, consolidation, reorganization or other readjustment of any stocks, bonds, securities or any other property upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing the same or upon the exercise by the issuing corporation or Bank of any right, privilege or option pertaining to such stocks, bonds or other securities and, in connection therewith, to deposit and deliver any and all of such stocks, bonds or other securities with any committee, trustee, depositary, transfer agent, registrar or other designate agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it. Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. Guarantor hereby authorizes Bank to sign and file financing statements, trust receipts, security agreements or other agreement with respect to any Collateral Security at any time without the signature of Guarantor. Guarantor will, however, at any time on request of Bank, sign a any of such instruments, Guarantor agrees to pay all filing fees and to reimburse Bank for all costs and expenses of any kind incurred in any way in connection with Collateral Security.

         Bank may sell all or any part of Collateral Security deposited or pledged for said Liabilities, although said Liabilities may be contingent or unmatured, whenever in its discretion Bank considers such sale necessary for its protection. Any such sale may be made in the manner hereinafter provided, without prior demand for margin or additional margin or for payment on account or any other demands whatsoever; the making of any such demands, oral or written, in any one or more instances shall not establish a course of conduct nor constitute a waiver of the right of bank to sell said Collateral Security as herein provided or of the right of Bank to accelerate the maturity of Liabilities as herein provided.

                  If Guarantor shall fail to perform any agreement herein contained or contained in any security agreement or other agreement delivered by Guarantor to Bank, or if default occurs in the punctual payment of any of said
Obligations, Liabilities or Collateral Security, or if any of the following events occurs with respect to Guarantor or Borrower or any obligor, maker, endorser, acceptor, surely or guarantor of, or any other party to, said
Obligations, Liabilities or Collateral Security (each and all of whom are included in the term "them" as hereinafter used in this paragraph): default in respect of any liabilities, obligations or agreements (present or future, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, original or acquired) of any of them to or with Bank; death (being an individual) or dissolution (being a partnership or corporation); death or suspension of the usual business activities of any member of any partnership included in the term "them"; insolvency, or if insolvency be imminent or threatened; commission of an act of bankruptcy; assignment for the benefit of creditors; calling of a meeting of any creditors; appointment of a committee of any creditors or a liquidating agent; offering to or receiving from any creditors a composition or extension of any of the indebtedness of any of them;
making, or sending a notice of an intended, bulk transfer, granting a security interest in any property, including without limitation, in the rights of any of them in Collateral Security; suspensions of payment of the indebtedness of any of them; the whole or partial suspension or liquidation of their usual business;
failure, after demand, to furnish any financial information to Bank or to permit inspection of books or records of account by Bank; making any misrepresentation to Bank for the purpose of obtaining credit or an extension of credit; failure to pay any tax or failure to withhold, collect or remit any tax or tax deficiency when assessed or due; failure to pay when due any obligations either in writing or not; commencement of any proceeding, suit or action (at law, or in equity, or under any of the provisions of The Bankruptcy Act or amendments thereto) for adjudication as a bankrupt, reorganization, composition, extension, arrangement, wage earners' plan, receivership, liquidation or dissolution by or against any of them; application for the appointment, or the appointment in any jurisdiction, at law, or in equity, of or any receiver or similar officer or committee of, or any of the property of, any of them; making of any tax assessment by the United States or any state; entry of a judgment or issuance of a warrant of attachment or an injunction against, or against any of the property of, any of them; commencement against any of them of any proceeding for enforcement of a money judgment under Article 52 of the New York Civil Practice
Law and Rules or amendments thereto; failure of any of them or of Obligations, Liabilities or Collateral Security at any time to comply with Regulation U of the Federal Reserve Board or any amendments thereto; or if at any time, in the opinion of Bank, the financial responsibility of any of them shall become impaired, then, in any of those events, said Liabilities, although not yet due, shall, without notice of demand, forthwith become and be immediately due and payable, notwithstanding any time or credit allowed under any of said
Liabilities or under any instrument evidencing the same.

                  Upon the happening of any of the events herein above set forth, and at any time thereafter, Bank shall have, in addition to all other rights and remedies, the remedies of a secured party under the New York Uniform
Commercial Code. Guarantor shall, upon request of Bank, assemble Collateral
Security and make it available to Bank at a place to be designated by Bank which is reasonably convenient to Bank and Guarantor, Bank will give Guarantor notice of the time and place of any public sale of any Collateral Security or of the time after which any private sale or any other intended disposition thereof is to be made by sending notice, as provided below, at least five days before the time of such sale or disposition, which provisions for notice Guarantor and Bank agree are reasonable. No such notice need be given by Bank with respect to Collateral Security.

                                 [end of page 1]


                  Bank may apply the net proceeds of any sale, lease or other disposition of Collateral Security, after deducting all costs and expenses of every kind incurred therein or incidental to the retaking, holding, preparing for sale, selling, leasing or the like of said Collateral Security or in any way relating to the rights of Bank thereunder, including attorney's fees of 20% of the gross proceeds if an attorney is used to realize on Collateral Security and legal expenses, to the payment, in whole or in part, in such order as Bank may elect, of one or more of said Liabilities, whether due or not due, absolute or contingent, making proper rebate for interest or discount on items not then due, and only after so applying such net proceeds and after the payment by Bank of any other amounts required by any existing or future provision of law (including
Section 9-504(i) (c) of the Uniform Commercial Code of any jurisdiction in which any of the Collateral Security may at the time be located) need Bank account for the surplus, if any, Guarantor shall remain liable to Bank for the payment of any deficiency with interest at the highest legal rate.

                  Guarantor waives any and all notice of acceptance of this guaranty or the creation, or accrual of any of said Obligations, or of any renewals or extensions thereof from time to time, or of the reliance by Bank upon this guaranty, Obligations, and each of them, shall conclusively be presumed to have been created, contracted or incurred in reliance upon this guaranty and all dealings between Borrower and Bank shall likewise conclusively be presumed to have been created, contracted or incurred in reliance upon this guaranty and all dealings between Borrower and Bank shall likewise conclusively be presumed to have been created, contracted or incurred in reliance upon this guaranty and all dealings between Borrower and Bank shall likewise conclusively be presumed to have been had or consummated in reliance upon this guaranty.
Guarantor waives protest, demand for payment, notice of default or nonpayment to or on Guarantor, Borrower or any other party liable for or upon any of said
Obligations, Liabilities or Collateral Security. This guaranty shall be a continuing, absolute and unconditional guaranty of payment regardless of the validity, regularity or enforceability of any of said Obligations or purported
Obligations or the fact that a security interest, as a lien on any Collateral
Security may not be granted to, conveyed to, or created in favor of Bank or that Collateral Security may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way and for any reason including any action, or failure to act, by Bank. This guaranty shall continue in full force and effect notwithstanding the termination or revocation of any other guaranty of Obligations, by any other co-guarantor thereof with respect to his liability as guarantor, any notice from Guarantor not to renew, extend or modify
Obligations or any part thereof, the death, incapacity, dissolution of Guarantor, or increase, decrease or change in the partners of the Guarantor, if it be a partnership, and shall be binding upon Guarantor and Guarantor's estate and the personal representatives, heirs and successors of Guarantor who shall nevertheless, remain liable with respect to Obligations and any renewals or extensions thereof or liabilities arising out of same, and Bank shall have all the rights herein provided for as if no such event had occurred. Any payment on account of, or reacknowledgment of Obligations by Borrower or any other party liable therefor shall be deemed to be made on behalf of Guarantor and shall serve to start anew the statutory period of limitations applicable to Obligations and Liabilities.

                  The execution and delivery hereafter to Bank by Guarantor of a new instrument of guaranty shall not terminate, supersede or cancel this instrument, unless expressly provided therein, and all rights and remedies of

Bank hereunder or under any instrument of guaranty hereafter executed and delivered to Bank by Guarantor shall be cumulative and may be exercised singly or concurrently.

                  No executory agreement unless in writing and signed by Bank and no course of dealing between Guarantor and Bank shall be effective to change or modify or to discharge in whole or in part this guaranty. No waiver of any rights or powers of Bank or consent by it shall be valid unless in writing signed by an authorized officer.

                  Any notice to Bank shall be deemed effective only if sent to and received at the branch, division or department of Bank conducting the transaction or transactions hereunder. Any notice to Guarantor shall be deemed sufficient if sent to Guarantor whose name appears first below to the last known address of such Guarantor appearing on the books of Bank. Each Guarantor hereby designates the one whose name appears first below as agent to receive notice hereunder on his or its behalf.

                  The term "Bank" as used throughout this guaranty shall be deemed to include all its branches, divisions and departments, any individual, partnership or corporation acting as nominee or agent for Bank, any corporation, the stock of which is owned or controlled, directly or indirectly, by Bank, and any endorsees, successors or assignees of Bank. The term "Borrower" and "Guarantor" as used throughout this instrument shall include the individual or individuals, association, partnership, or corporation named herein respectively as Borrower or Guarantor and (a) in the case of Borrower any successor individual or individuals, associations, partnership or corporation to which all or substantially all of the business or assets of said Borrower respectively shall have been transferred, (b) in the case of a partnership Borrower or partnership Guarantor any general or limited partnership which shall have been created by reason of, or continued in existence after, the admission of any new partner or partners therein, or the dissolution of the existing partnership by, or the continuation thereof after the death, resignation, or other withdrawal of any partner, and (c) in the case of a corporate Borrower or Guarantor, any other corporation into or with which said Borrower or Guarantor shall have or has been merged, consolidated, reorganized, or absorbed.

                  Guarantor agrees that, whenever an attorney is used to obtain payment under or otherwise enforce this guaranty or to enforce, declare or adjudicate any rights or obligations under this guaranty or with respect to Collateral Security, whether by suit or by any other means whatsoever, an attorney's fee of 20% of the principal and interest then due hereunder shall be payable by each Guarantor against whom this guaranty or any obligation or right hereunder is sought to be enforced, declared or adjudicated. Guarantor, if more than one, shall be jointly and severally bound and liable hereunder if any of the undersigned is a partnership, also the members thereof individually. Bank and Guarantor, in any litigation (whether or not arising out of or relating to Obligations, Liabilities or Collateral Security or any of the matters contained in this guaranty) in which Bank and any of them shall be adverse parties, waive trial by jury and Guarantor, in addition, waives the right to interpose any defense based upon any Statute of Limitations or any claim of laches and any set-off or counterclaim of any nature or description, provided that the foregoing shall not prevent Guarantor from asserting in a separate and independent proceeding, any claim it may have against Bank and waives the performance of each and every condition precedent to which Guarantor might otherwise be entitled by law. Bank shall have the right to fill in any blank spaces left in this guaranty (including the name of "Borrower"), to date this guaranty and to correct patent errors herein. This guaranty shall be governed by and construed in accordance with the laws of the State of New York. Any provision hereof which may prove unenforceable under any law shall not affect the validity of any other provision hereof.

                  IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and his or its seal the day and year first above written, intending and declaring this to be a duly sealed instrument.

Witness:                        Electronic Hardware Corp.               (L.S.)
                                ----------------------------------------
                                                                        Address
                                ----------------------------------------
                                By: /s/ Harry Goodman                   (L.S.)
                                ----------------------------------------
                                     Harry Goodman,                     Address
                                ----------------------------------------
                                                                        (L.S.)
                                ----------------------------------------
                                                                        Address
                                ----------------------------------------


Individual(s) Acknowledgment
STATE OF NEW YORK
                        s.s.:
COUNTY OF NEW YORK

                  On this ______________, day of __________________, 19___,
before me personally appeared  _________________________________________ to me known, and known to me to be the individual(s) described in and who executed the foregoing instrument and (t)(s)he(y) duly acknowledged to me that (t)(s)he(y) executed the same.



                                -----------------------------------------
                                            Notary Public


Partnership Acknowledgment

STATE OF NEW YORK
                        s.s.:
COUNTY OF NEW YORK



                  On this ______________, day of __________________, 19___,
personally appeared _____________________________________________________ to me

known and known to me to be the members of the partnership of _________________
_____________________________ mentioned and described in and which executed the foregoing instrument, and the said members duly acknowledged to me that they executed said instruments for and on behalf of and with the authority of the said firm of _________________________________ for the uses and purposes therein mentioned.



                                -----------------------------------------
                                            Notary Public


Corporate Acknowledgment
STATE OF NEW YORK
                        s.s.:
COUNTY OF SUFFOLK

                  On this 28th, day of November, 1995, before me personally came
Harry Goodman to me known who, being duly sworn, did depose and say that he resides at 320 Broad Hollow Road, Farmingdale; that he is the _________________
____________________ of the Electronic Hardware Corp., the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal;
that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                 [end of page 2]


                      ASSIGNMENT OF LEASES AND RENTS


         THIS ASSIGNMENT, made the 28th day of November 1995, by David L.
Kassel and Harry Goodman d/b/a K&G Realty Associates, Owner, to LONG
ISLAND COMMERCIAL BANK, a New York banking corporation, having an office at One Suffolk Square, Islandia, New York, Mortgagee

         WITNESSETH, that whereas the Owner has title to the premises,



and the Mortgagee now holds a mortgage thereon and in order to better secure the payment of the said mortgage and the performance of all of the terms, covenants and conditions of the said mortgage and of the note or other obligation which it secures;

         NOW THEREFORE, THIS ASSIGNMENT WITNESSETH, as follows:

         1. That the owner does hereby transfer and assign unto the said
Mortgagee and its assigns forever, all of the rents, revenue, issues and profits now due and hereafter to become due from the mortgaged premises above described, and also all leases, sub-leases and rental agreements now or hereafter affecting the said premises together with any and all renewals, extensions, replacements or amendments thereto.

         2. The Mortgagee is hereby given and granted full power and authority, as principal:

           a) enter upon and take possession of said premises; to demand, collect and receive from the tenant or tenants now or hereafter in possession of the said premises, or any part thereof, or from other persons liable therefor, all of the rents and revenues from such tenant or tenants or other persons, which may now be due and unpaid and which may hereafter become due; to institute and carry on all legal proceedings necessary for the protection of the above described premises, including such proceedings as may be necessary to recover the possession of the whole or of any part of said premises; to institute and prosecute any and all suits for the collection of rents and all other revenues from said premises which may now be due and unpaid and which may hereafter become due; to institute and prosecute summary proceedings for the removal of any tenant or tenants or other persons from said premises; and to pay the cost and expenses of all such suits and proceedings out of the rents and other revenues received;

           b) To maintain said premises and keep the same in repair; to pay, out of the rents and other revenues received, the costs thereof and of services of all employees, including their equipment, and of all of the expenses of maintaining and keeping said premises in repair and in proper condition, also all interest on the principal sum of the note and mortgage above mentioned, now due and unpaid or hereafter to become due, and all of the principal sum of said note and mortgage now due and unpaid or hereafter to become due, and also all taxes, assessments and water rates now due and unpaid or which may hereafter become due and a charge or lien upon said premises, and to pay interest and principal now due and unpaid or hereafter becoming due on other mortgages affecting the same premises;

           c) To execute and comply with all the laws of the State of New
York, and also all laws, rules, orders, ordinances and requirements of any and all Governmental Agencies affecting said premises and to pay the costs thereof out of the rents and other revenues received;

           d) To rent or lease the whole or any part of said premises for such term or terms and on such conditions as to the said Mortgagee may seem proper;

           e) To employ an agent or agents to rent and manage said property and to collect the said rents and other revenues thereof, and to pay the reasonable value of its or their services out of the rents and revenues received;

           f) To act exclusively and solely in the place and stead of the Owner, and to have all of the powers as Owner, as possessed by the said
Owner, for the purposes aforesaid.

         (3) The Owner hereby authorizes and empowers the Mortgagee to effect general liability insurance, boiler insurance, plate glass insurance, rent insurance, workers' compensation law insurance, fire insurance and generally such other insurance as is customarily effected by an owner of real property of a style and kind of the premises above described, or as the Mortgagee may deem advisable or necessary to effect, and to pay the premiums and charges therefor out of the said rents and other revenues received.

         (4) The Mortgagee, in its sold discretion, shall, from time to time, determine to which one or more of the purposes aforesaid the said rents and revenues shall be applied and the amount to be applied thereto.

         (5) Nothing contained in this instrument shall prejudice or be construed to prejudice the right of the Mortgagee to commence and prosecute, or to prevent the Mortgagee from commencing and prosecuting any action which it may deem advisable, or which it may be entitled to commence and prosecute for the foreclosure of the above mentioned note and mortgage, or to prejudice any other rights of the Mortgagee; nor shall this instrument be construed to waive any defaults now existing or which may occur under said note and mortgage; nor shall this instrument be construed as granting a forbearance or extension of time of payment.

                                                            (Page 1 of 3)


         (6) This assignment of leases and rents shall be held by the Mortgagee as additional and further security for the payment of the principal amount of the aforesaid mortgage and for the performance of all the terms, covenants and conditions of said note and mortgage, it being understood however, that the Mortgagee shall not apply or enforce this assignment so long as the Mortgagor or other Owner of the property shall fully and promptly pay the items required to be paid by said note and mortgage and provided further that the mortgagor or other Owner of the property shall fully and faithfully perform all the terms, covenants and conditions of the said note and mortgage and the Leases assigned hereunder; and it being further understood that immediately upon default by the Mortgagor or other Owner of the property in the performance of any of the terms, covenants and conditions of said note and mortgage or immediately upon the failure of the mortgagor or other Owner of the property to make any of the payments required to be made by said note and mortgage, or failure to perform its obligation under leases assigned hereunder and upon the occurrence of any default whatsoever, the Mortgagee may immediately apply and enforce this assignment and exercise the rights and remedies thereunder, without previous or prior notice to the mortgagor or other Owner of the property; and thereupon this assignment shall be and continue in full force and effect. Any failure or omission to enforce this assignment for any period of time shall not impair the force and effect thereof or prejudice the rights of the Mortgagee, nor shall the Mortgagee be required under this agreement to exercise or enforce any of the rights herein granted to it, all the matters herein contained being strictly discretionary with the said
Mortgagee.

         (7) In pursuance of the provisions of Real Property Law Section
291-f, the owner for itself, its successors and assigns, covenants and agrees that it

           a) will not orally or in writing cancel, modify, surrender or renew any of such leases or diminish the obligations of the lessees thereunder or release any one or more tenants from their respective obligations under such leases without previous written consent of the Mortgagee;

           b) will not institute any proceedings for the dispossess or eviction of the tenant or tenants under any such leases without notifying the Mortgagee thereof;

           c) will not assign or pledge said rents or collect from any of the tenants or lessees any rent or rentals for a period of more than one month in advance of the due date thereof without written consent of the Mortgagee;

           d) will observe and perform all of the obligations imposed upon the landlord in any such leases and will not do or permit to be done anything to impair the security thereof;

           e) will give to the Mortgagee written notice of any sublease or assignment of any such leases given by the tenant.

Any violation of these covenants shall constitute a default under the mortgage, and in such event, the whole amount of the principal then remaining unpaid shall immediately become due and payable. These covenants shall continue in full force and effect until the mortgage debt is paid in full.

         (8) The Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability under said leases, or under or by reason of Mortgagee exercising its rights under this agreement, and Owner shall and does hereby agree to indemnify and to hold the Mortgagee harmless of and from any and all liability, loss or damage which it may or might incur under said leases or under or by reason of any alleged obligations or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in said leases or by virtue of its operation, maintenance, control or use of the premises; should the Mortgagee incur any such liability, loss or damage under said leases, under or by reason of this assignment, or the operation, maintenance, use or control of premises, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorney's fees, shall be secured hereby, and Owner shall reimburse the Mortgagee therefor immediately upon demand, and upon the failure of Owner to do so the Mortgagee may declare all sums secured hereby immediately due and payable and/or reimburse itself out of rents collected rom tenants.

         (9) Mortgagee shall not be liable for any act omitted or taken by it under this Assignment, except for gross negligence or bad faith.

         (10) No security deposits under said lease have been assigned or intended to be assigned.

           IN WITNESS WHEREOF, the above instrument has been duly executed by the Owner and, if a corporation, its seal thereunto duly affixed.
                    DAVID L. KASSEL AND HARRY GOODMAN

                    d/b/a K&G REALTY ASSOCIATES                    (L.S.)
                    -----------------------------------------------


                    By: /s/ David Kassel                           (L.S.)
                    -----------------------------------------------
                    David L. Kassel by Harry Goodman
                    his attorney-in-fact

                    By: /s/ Harry Goodman
                    -----------------------------------------------
                    Harry Goodman


                                                            (Page 2 of 3)


STATE OF NEW YORK          )
                                    ss.:
COUNTY OF Suffolk          )


         On the 28th day of November, 1995, before me came Harry Goodman to me known to be the individual described in, and who executed the foregoing instrument, and he acknowledged that he executed the same.






STATE OF NEW YORK          )
                                    ss.:
COUNTY OF Suffolk          )

         On November 28, 1995 before me came Harry Goodman to me known and known to me to be the attorney in fact of David L. Kassel the individual described in, and who by his attorney in fact executed the foregoing instrument, and duly acknowledged before me that he executed the same as the act and deed of David L. Kassel therein described, and for the purposes therein mentioned mentioned by virtue of a power of attorney duly executed by David L. Kassel, dated the ____ day of _______________, 1995 and intended to be recorded immediately prior hereto.






STATE OF NEW YORK          )
                                    ss.:
COUNTY OF                  )

         On the      day of          , 19  , before me personally came

to me known to be the person(s) who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is(are) a member(s) of the
firm of                ,                 a co-partnership, and that he executed
the foregoing instrument in the firm name of , and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.





TO THE TENANTS ON THE PREMISES DESCRIBED HEREIN:

         An assignment of leases and rents covering premises occupied by you has been delivered to LONG ISLAND COMMERCIAL BANK, and you are hereby directed pursuant thereto to pay all rents, past due, due and to become due, to the March 12, 1998 said Bank.







                                                            (Page 3 of 3)


                                   SCHEDULE A

ALL that certain plot, piece or parcel of land, situate, lying and being in the Town of Babylon, County of Suffolk and State of New York, being more particularly bounded and described as follows:

BEGINNING at a point on the westerly side of Broad Hollow Road (NYS Rt.
110) as widened, distant northerly and westerly the following two courses and distances from the corner formed by the intersection of the north side of Main Street (Broadway) and the westerly side of Broad Hollow Road
(NYS Rt. 110);

1) northerly 1919 feet more or less to a point;
2) North 72 degrees, 22', 47" West 29.60 feet to the true point or place of beginning;

RUNNING THENCE from said point of beginning and along the land now or formerly of Karpen Steel Products, Inc. and lands now or formerly of E&L
Products, Inc., North 72 degrees, 22', 47" West 299.48 feet to a point and lands now or formerly of Chris and Vincent Fahey;

RUNNING THENCE along said land now or formerly of Chris and Vincent
Fahey, North 20 degrees, 17', 53" East a distance of 138.60 feet to a point;

RUNNING THENCE South 72 degrees, 22', 47" East 309.12 feet to a point and the westerly side of Broad Hollow Road (NYS Rt. 110);

RUNNING THENCE along the westerly side of Broad Hollow Road (NYS Rt. 110) the following two courses and distances:

1) along an arc of a curve having a radius of 2200.84 feet and a length of
8.83 feet;

2) along an arc of a curve bearing to the left having a radius of 9059.53 feet and a length of 130.58 feet to the point or place of BEGINNING.

                                        1




